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 The Universal Institutional Funds, Inc.
 Prospectus Supplement

  July 22, 2004

 Supplement dated
 July 22, 2004 to
 The Universal Institutional
 Funds, Inc. Prospectus
 dated May 1, 2004:

 Global Franchise Portfolio
 ("Class II")

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The Universal Institutional Funds, Inc.

   The Portfolio will suspend the offering of its shares to new investors when assets in the Portfolio reach $100 million. Following the suspension of the offering of shares to new investors, the Portfolio will continue to offer its shares to existing shareholders. The Portfolio may recommence offering its shares to new investors at such time as the Investment Adviser determines that it would be consistent with prudent portfolio management to do so.





                                                                LIT SPT GF 7/04

Please retain this supplement for future reference.